SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 18, 2003

                                 Morgan Stanley
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                     (Exact name of Registrant as specified
                                 in its charter)

  Delaware                          1-11758                       36-3145972
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(State or other                 (Commission                  (I.R.S. Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)

                     1585 Broadway, New York, New York 10036
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (212) 761-4000
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                 (Former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

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        99.1   Press release of the Registrant dated June 18, 2003 containing financial information for the second quarter ended May 31, 2003.



Item 9. Regulation FD Disclosure (information furnished pursuant to Item 12. Results of Operations and Financial Condition)
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        On June 18, 2003 Morgan Stanley (the "Registrant") released financial information with respect to its quarter ended May 31, 2003. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

        The information furnished under Item 12 of this Report, including
Exhibit 99.1, shall be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended.


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

                                    SIGNATURE


     Pursuant to the requirments of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                 MORGAN STANLEY
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                                  (Registrant)

                           By: /s/ David S. Moser
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                                David S. Moser
                                Principal Accounting Officer



     Dated: June 18, 2003